UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 22, 2019
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E Corporation	California	94-3234914
001-02348	Pacific Gas and Electric Company	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 1.01  Entry into a Material Definitive Agreement.

As previously disclosed, beginning on October 8, 2017, multiple wildfires spread through Northern California, including Napa, Sonoma, Butte, Humboldt, Mendocino, Lake, Nevada, and Yuba Counties, as well as in the area surrounding Yuba City (the “2017 Northern California wildfires”). On November 8, 2018, a wildfire began near the city of Paradise, Butte County, California (the “2018 Camp fire”). The 2017 Northern California wildfires and the 2018 Camp fire are collectively referred to herein as the “Wildfires.”

Also as previously disclosed, on January 29, 2019, PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (the “Utility,” and together with PG&E Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”).  The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”).  On September 9, 2019, the Debtors filed a Joint Chapter 11 Plan of Reorganization with the Bankruptcy Court (as may be amended, modified or supplemented from time to time, the “Proposed Plan”).

On September 22, 2019, the Debtors entered into a Restructuring Support Agreement (the “RSA”) with the holders of insurance subrogation claims identified as “Consenting Creditors” below providing for an aggregate of $11.0 billion (the “Allowed Subrogation Claim Amount”) to be paid by the Debtors pursuant to the Proposed Plan in order to settle all insurance subrogation claims relating to the Wildfires (the “Subrogation Claims”), upon the terms and conditions set forth in the RSA.  Under the RSA, the Debtors have also agreed to reimburse the holders of Subrogation Claims for professional fees of up to $55 million, upon the terms and conditions set forth in the RSA.  The following holders of Subrogation Claims are party to the RSA as of the date hereof: (i) certain affiliates of American International Group, Inc., (ii) Allstate Insurance Company and certain affiliates, (iii) BG Resolution Partners I-A, L.L.C., BG Resolution Partners I-B, L.L.C., BG Resolution Partners II-A, L.L.C., BG Resolution Partners II-B, L.L.C., BG Resolution Partners III-A, L.L.C., BG Resolution Partners III-B, L.L.C., BG Resolution Partners IV-A, L.L.C., BG Resolution Partners IV-B, L.L.C., BG Resolution Partners V-A, L.L.C., BG Resolution Partners V-B, L.L.C., BG Resolution Partners VI, L.L.C., BG Resolution Partners VII, L.L.C., BG Investment Partners I-A, L.L.C., BG Investment Partners I-B, L.L.C., BG Investment Partners II-A, L.L.C., BG Investment Partners II-B, L.L.C. (collectively, the “BG Group A Creditors”), (iv) BG Acquisition Partners I-A, L.L.C. and BC Acquisition Partners I-B, L.L.C. (collectively, the “BG Group B Creditors”), (v) certain affiliates of Farmers Insurance Exchange, (vi) California Insurance Guarantee Association, (vii) Hartford Accident & Indemnity Company and certain affiliates, (viii) certain affiliates of Liberty Mutual Insurance Company, (ix) Nationwide Mutual Insurance Company and certain affiliates, (x) State Farm Mutual Automobile Insurance Company, (xi) State Farm County Mutual Insurance Company of Texas, (xii) State Farm Fire and Casualty Company, (xiii) State Farm General Insurance Company, (xiv) TLFI Investments, LLC (in its capacity as holder of an economic interest in certain Subrogation Claims), (xv) The Travelers Indemnity Company and certain of its property and casualty insurance affiliates, and (xvi) certain affiliates of United Services Automobile Association (collectively, the “Consenting Creditors”). Any holder of Subrogation Claims can become a party to the RSA by executing the joinder attached to the RSA as Exhibit D.

On September 23, 2019, in accordance with the RSA, the Debtors filed an amended Proposed Plan with the Bankruptcy Court.  The amended Proposed Plan provides that in full and final satisfaction, release and discharge of the Subrogation Claims, the Debtors will make a payment of $11 billion in full in cash (unless otherwise agreed by individual holders of Subrogation Claims and the Debtors prior to the effective date of the Proposed Plan (the “Effective Date”)) (the “Aggregate Subrogation Recovery”) to a trust to be established pursuant to the Proposed Plan for the benefit of holders of Subrogation Claims.

The RSA provides that, subject to certain terms and conditions, the Consenting Creditors will support the Proposed Plan with respect to its treatment of the Subrogation Claims, including by voting their Subrogation Claims to accept the Proposed Plan in the Chapter 11 Cases.

The effectiveness of the RSA is conditioned upon approval of the Bankruptcy Court in accordance with the terms of the RSA by no later than October 24, 2019 (which date may be extended with the consent of the holders of at least two-thirds of the Subrogation Claims held by Consenting Creditors).

The RSA will automatically terminate if (i) the Proposed Plan is not confirmed by June 30, 2020 (or such later date as may be authorized by any amendment to Assembly Bill 1054 (“AB 1054”)) or (ii) the Effective Date does not occur prior to December 31, 2020 (or six months following the deadline for confirmation of the Proposed Plan if such deadline is extended by any amendment to AB 1054).

The RSA may be terminated by any Consenting Creditor as to itself if the Aggregate Subrogation Recovery is modified.  The RSA may be terminated by the Consenting Creditors holding at least two-thirds of the Subrogation Claims held by Consenting Creditors under certain circumstances, including, among others, if (i) they reasonably determine in good faith at any time prior to confirmation of the Proposed Plan that the Debtors are insolvent or otherwise unable to raise sufficient capital to pay the Aggregate Subrogation Recovery on the Effective Date, (ii) the Debtors breach the terms of the RSA or otherwise fail to take certain actions specified in the RSA, (iii) the Proposed Plan does not treat the individual plaintiffs’ Wildfire-related claims consistent with the provisions of AB 1054, (iv) the Bankruptcy Court allows a plan proponent other than the Debtors to commence soliciting votes on a plan (other than the Proposed Plan) that incorporates the terms of the settlement contemplated by the RSA and the Debtors have not already commenced soliciting votes on the Proposed Plan which incorporates such settlement, (v) the Bankruptcy Court confirms a plan other than the Proposed Plan or (vi) the Proposed Plan is modified to be inconsistent with such settlement.  The RSA may be terminated by the Debtors (a) in the event of certain breaches of the RSA by Consenting Creditors holding at least 5% of the Subrogation Claims held by Consenting Creditors or (b) if the Bankruptcy Court confirms a plan other than the Proposed Plan or if the terms of the Proposed Plan related to the settlement contemplated by the RSA become unenforceable or are enjoined.

Subject to certain limited exceptions, the Allowed Subrogation Claim Amount will survive any termination of the RSA and will be binding on the Debtors in the Chapter 11 Cases.

The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by reference to the RSA, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The RSA only addresses the Subrogation Claims and only to the extent set forth therein.  As described in the Debtors’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, the Debtors are subject to a substantial number of claims from other claimants, including individuals and certain government entities.  In addition, there can be no assurance that the Debtors will successfully consummate or implement the Proposed Plan which will ultimately require Bankruptcy Court, creditor and regulatory approval.

Item 8.01  Other Events.

Accounting Charge

Following accounting rules, the Debtors record a liability when a loss is probable and reasonably estimable. In accordance with U.S. generally accepted accounting principles, the Debtors evaluate which potential liabilities are probable and the related range of reasonably estimated losses, and record a charge that is the amount within the range that is a better estimate than any other amount or the lower end of the range, if there is no better estimate. The assessment of whether a loss is probable or reasonably possible, and whether the loss or a range of losses is estimable, often involves a series of complex judgments about future events. Loss contingencies are reviewed quarterly and estimates are adjusted to reflect the impact of all known information, such as negotiations, discovery, settlements and payments, rulings, advice of legal counsel, and other information and events pertaining to a particular matter.

At June 30, 2019, the Debtors’ consolidated balance sheet reflected liabilities of $8.5 billion related to Subrogation Claims.  In light of the terms of the settlement contemplated by the RSA, and if the RSA is approved by the Bankruptcy Court in accordance with its terms, the Debtors intend to record an additional pre-tax charge for Subrogation Claims in the amount of $2.5 billion for the quarter ending September 30, 2019.  The aggregate liability of $11.0 billion for Subrogation Claims is subject to change based on additional information or developments in the Chapter 11 Cases, which change could occur prior to the filing of the Debtors’ Quarterly Report on Form 10-Q for the period ending September 30, 2019.

First Amended Plan of Reorganization

As noted above in Item 1.01, on September 23, 2019, the Debtors filed an amended Proposed Plan with the Bankruptcy Court.  A copy of the amended Proposed Plan is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Backstop Commitment Letters

In accordance with the terms of the Chapter 11 Plan Backstop Commitment Letters previously delivered to PG&E Corporation (the “Backstop Commitment Letters”), the date for determining the number of Backstop Party’s Shares (as defined in each Backstop Commitment Letter) is September 26, 2019, and the Allocation Date (as defined in each Backstop Commitment Letter) is September 30, 2019. For a description of the Backstop Commitment Letters, see the Debtors’ Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2019.

Public Dissemination of Certain Information

PG&E Corporation and the Utility routinely provide links to the Utility’s principal regulatory proceedings with the California Public Utilities Commission and the Federal Energy Regulatory Commission at http://investor.pgecorp.com, under the “Regulatory Filings” tab, so that such filings are available to investors upon filing with the relevant agency.  PG&E Corporation and the Utility also routinely post, or provide direct links to, presentations, documents, and other information that may be of interest to investors at http://investor.pgecorp.com, under the “Chapter 11,” “Wildfire Updates” and “News & Events: Events & Presentations” tabs, respectively, in order to publicly disseminate such information.  It is possible that any of these filings or information included therein could be deemed to be material information.  The information contained on such website is not part of this or any other report that PG&E Corporation or the Utility files with, or furnishes to, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*
Restructuring Support Agreement dated as of September 22, 2019, by and among PG&E Corporation, Pacific Gas and Electric Company, certain affiliates of American International Group, Inc., Allstate Insurance Company and certain affiliates, BG Group A Creditors, BG Group B Creditors, certain affiliates of Farmers Insurance Exchange, California Insurance Guarantee Association, Hartford Accident & Indemnity Company and certain affiliates, certain affiliates of Liberty Mutual Insurance Company, Nationwide Mutual Insurance Company and certain affiliates, State Farm Mutual Automobile Insurance Company, State Farm County Mutual Insurance Company of Texas, State Farm Fire and Casualty Company, State Farm General Insurance Company, TLFI Investments, LLC (in its capacity as holder of an economic interest in certain Subrogation Claims), The Travelers Indemnity Company and certain of its property and casualty insurance affiliates, and certain affiliates of United Services Automobile Association.

99.1	First Amended Joint Chapter 11 Plan of Reorganization for PG&E Corporation and Pacific Gas and Electric Company, dated as of September 23, 2019

* In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.  Such omitted schedules or similar attachments include information about the Subrogation Claims held by each Consenting Creditor.  The registrant agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility, including but not limited to their bankruptcy emergence plan and related financings. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties, including the possibility that the conditions to emergence in the plan or to funding under equity financing commitments will not be satisfied. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation and the Utility’s Annual Report on Form 10-K for the year ended December 31, 2018, their Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, and their subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with PG&E Corporation’s and the Utility’s Chapter 11 Cases. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: September 25, 2019	By:	/s/ JASON P. WELLS
Name: JASON P. WELLS
Title: Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: September 25, 2019	By:	/s/ DAVID S. THOMASON
Name: DAVID S. THOMASON
Title: Vice President, Chief Financial Officer and Controller